UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 27, 2014
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE. CUDAHY, WISCONSIN		53110
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 27, 2014, Roadrunner Transportation Systems, Inc., a Delaware corporation (“Roadrunner”), completed its previously announced acquisition of Active Aero Group Holdings, Inc., a Delaware corporation (“AAGH”). As contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) entered into on August 8, 2014, by and among Roadrunner, Project Falcon Merger Corp., a Delaware corporation and a wholly owned subsidiary of Roadrunner (“Merger Sub”), AAGH and Project Laser Holdings, LLC, a Delaware limited liability company, solely in its capacity as the Representative, Merger Sub merged with and into AAGH (the “Merger”), with AAGH continuing as the surviving corporation to the Merger and a wholly owned subsidiary of Roadrunner.
As a result of the Merger, all outstanding shares of capital stock of AAGH were converted into the right to receive merger consideration of approximately $115 million in cash, subject to certain customary adjustments. The acquisition was financed with borrowings under Roadrunner’s fifth amended and restated credit agreement described in Item 2.03 of Roadrunner’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 14, 2014.
The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Roadrunner with the SEC on August 11, 2014 and is incorporated herein by reference into this Item 2.01.

Item 8.01.	Other Events.

On August 27, 2014, Roadrunner issued a press release announcing the completion of the Merger. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

2.1
Agreement and Plan of Merger, dated as of August 8, 2014, by and among Roadrunner Transportation Systems, Inc., Project Falcon Merger Corp., Active Aero Group Holdings, Inc. and Project Laser Holdings, LLC, as the Representative*

99.1	Press Release, dated August 27, 2014, entitled “Roadrunner Transportation Systems Completes Acquisition of Active Aero Group”
* Incorporated by reference to Exhibit 2.1 to Roadrunner’s Current Report on Form 8-K filed with the SEC on August 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: August 27, 2014	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1
Agreement and Plan of Merger, dated as of August 8, 2014, by and among Roadrunner Transportation Systems, Inc., Project Falcon Merger Corp., Active Aero Group Holdings, Inc. and Project Laser Holdings, LLC, as the Representative*

99.1	Press Release, dated August 27, 2014, entitled “Roadrunner Transportation Systems Completes Acquisition of Active Aero Group”
* Incorporated by reference to Exhibit 2.1 to Roadrunner’s Current Report on Form 8-K filed with the SEC on August 11, 2014.